U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 20, 2002
                                                         ------------------

                                 ASPENBIO, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission file number: 0-50019

           Colorado                                     84-1553387
--------------------------------             -----------------------------------
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

              8100 Southpark Way, Building B-1, Littleton, CO 80120
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               (Address of principal executive offices) (Zip Code)

                                 (303) 794-2000
              -----------------------------------------------------
               Registrant's telephone number, including area code


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                                 AspenBio, Inc.

                    Information to be Included In the Report

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

On December 20, 2002, the Company dismissed Larry O'Donnell, CPA, P.C. ("O'Donnell") as the Company's principal accountant. The decision to change accountants was approved by the Board of Directors of the Company.

The Reports of O'Donnell on the financial statements of the Company for either of the past two fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company does not believe there were disagreements with O'Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of O'Donnell would have caused O'Donnell to make reference to the subject matter of the disagreement in connection with its reports.

The Company has provided a copy of this Report to O'Donnell and has requested that O'Donnell furnish a letter addressed to the Commission stating whether O'Donnell agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A letter from O'Donnell is included as
Exhibit 16.1 to this Report, stating its agreement with the statements made by the Company in this Report.

On December 20, 2002, the Company engaged Gelfond Hochstadt Pangburn, P.C. ("GHP") as the Company's certifying accountants to audit the financial statements of the Company for its fiscal year ending December 31, 2002. During the Company's two most recent fiscal years and the interim period prior to its agreement to engage GHP as the Company's principal accountants, neither the Company nor anyone on its behalf has consulted GHP on either (i) the application of accounting principles to any transaction (completed or proposed) or (ii) the type of audit report that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement or reportable event as such terms are defined in Item 304 of Regulation S-B.

The Company has delivered a copy of this Report to GHP and requested GHP to furnish the Company with a letter addressed to the Commission stating whether GHP agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from GHP is included as Exhibit
16.2 to this Report, stating GHP's agreement with the statements made by the Company in this Report.

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

Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits.

         16.1     Letter from Larry O'Donnell, CPA, P.C.

         16.2     Letter from Gelfond Hochstadt Pangburn, P.C.


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   AspenBio, Inc.
                                                   -----------------------------
                                                   (Registrant)


Date: December 24, 2002                            /s/ Roger D. Hurst
      -----------------                            -----------------------------
                                                   Roger D. Hurst
                                                   President

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